SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024

WATTS WATER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11499	04-2916536
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

815 Chestnut Street, North Andover, Massachusetts 01845

(Address of Principal Executive Offices) (Zip Code)

(978) 688-1811

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.10 per share	WTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

(a)The 2024 Annual Meeting (the “2024 Annual Meeting”) of Watts Water Technologies, Inc., a Delaware corporation (the “Company”), was held on Wednesday, May 22, 2024.

(b)The results of the voting on the proposals considered at the 2024 Annual Meeting were as follows:

Proposal 1: Election of Directors

Each of the following nine persons was elected as a Director of the Company for a term expiring at the Company's 2025 Annual Meeting of Stockholders and until such Director's successor is duly elected and qualified.

The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Rebecca J. Boll	83,666,563	579,534	869,303
Michael J. Dubose	75,700,841	8,545,256	869,303
David A. Dunbar	75,887,526	8,358,571	869,303
Louise K. Goeser	75,657,353	8,588,744	869,303
Kenneth Napolitano	83,643,853	602,244	869,303
Joseph T. Noonan	83,617,373	628,724	869,303
Robert J. Pagano, Jr.	81,693,859	2,552,238	869,303
Merilee Raines	73,399,842	10,846,255	869,303
Joseph W. Reitmeier	75,929,817	8,316,280	869,303

Proposal 2: Advisory Vote on Named Executive Officer Compensation

The results of the non-binding advisory vote on the compensation paid to the Company’s named executive officers were as follows:

Number of votes cast for the proposal:	82,702,655
Number of votes cast against the proposal:	1,510,708
Number of abstentions:	32,734
Number of broker non-votes:	869,303

Proposal 2, having received the affirmative vote of the holders of 98.2% of the votes present or represented by proxy and entitled to vote at the 2024 Annual Meeting, was approved on an advisory basis.

Proposal 3: Ratification of Independent Registered Public Accounting Firm

The votes regarding the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 were as follows:

Number of votes cast for the proposal:	83,159,883
Number of votes cast against the proposal:	1,939,485
Number of abstentions:	16,032
Number of broker non-votes:	0

Proposal 3, having received the affirmative vote of the holders of 97.7% of the votes present or represented by proxy and entitled to vote at the 2024 Annual Meeting, was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2024	WATTS WATER TECHNOLOGIES, INC.

	By:	/s/ Kenneth R. Lepage
Kenneth R. Lepage
General Counsel, Chief Sustainability Officer & Secretary